                                                       Highland Oaks Apartments
                                                                  Tampa, Florida
                                                       FHA Project No. 067-36672

                       MODIFICATION OF SECURITY AGREEMENT

THIS MODIFICATION OF SECURITY AGREEMENT (hereinafter referred to as the "Agreement") dated as of the 31st day of January, 1995 is made by and between H.O. ASSOCIATES, LTD, a limited partnership organized and existing under the laws of the State of Florida, having its principal office and place of business at 1430 Wynnton Road, Columbus, GA 31906, hereinafter called the "Debtor" and RELATED MORTGAGE CORPORATION, a corporation organized and existing under the laws of the State of Delaware, having its principal office and place of business at 625 Madison Avenue, New York, NY 10022, hereinafter called the "Secured Party."

                              W I T N E S S E T H:

WHEREAS, Debtor is the owner of certain real property located in the City of Tampa in Hillsborough County of the State of Florida as further described in this Agreement on which is constructed a certain rental apartment project known as Highland Oaks Apartments, FHA Project No. 067-36672 (hereinafter referred to collectively as the "Project"); and

WHEREAS, Debtor executed and delivered to Secured Party, its Mortgage Note (hereinafter referred to as the "Mortgage Note") dated December 13, 1990 in the original amount of THIRTEEN MILLION ONE HUNDRED FIFTY FOUR THOUSAND TWO HUNDRED AND NO/1OOths DOLLARS ($13,154,200.00) (hereinafter referred to as the "Mortgage Loan"). The Mortgage Note is secured by: (i) a certain Mortgage (hereinafter referred to as the "Mortgage") dated December 13, 1990 which was executed by Debtor and delivered to Secured Party and thereafter recorded on December 13, 1990, against the real property component of the Project in O.R. Book 6153, Page 212 of the Public Records of Hillsborough County, Florida as further described in Exhibit A attached hereto and hereby incorporated by reference; (ii) a certain Assignment of Rents and Leases (hereinafter referred to as the "Collateral Assignment") dated December 13, 1990 which was executed by Debtor and delivered to Secured Party and thereafter recorded on December 13, 1990 in O.R. Book 6153, Page 231 of the Public Records of Hillsborough County, Florida; (iii) a certain Security Agreement (hereinafter referred to as the "Security Agreement") dated December 13, 1990 by and between Debtor and Secured Party, and (iv) certain UCC Financing Statements (hereinafter referred to as the "UCC Financing Statements") executed by the Debtor in favor of Secured Party and filed or recorded as applicable, on December 14, 1990 with the Secretary of State of Florida as Document No 900000310323 and on December 13, 1990 against the real property described in Exhibit A to this Agreement in O.R. Book 6153, Page 235 of the Public Records of Hillsborough County, Florida. The Mortgage, the Collateral Assignment, the Security Agreement and the UCC Financing Statements created a first lien security interest in favor of Secured Party in and to the Project and various items of personal property currently of thereafter owned by the Debtor with respect to the Project; and

WHEREAS, said Mortgage Note has been Finally Endorsed for Coinsurance by the Secretary of the Department of Housing and Urban Development acting by and through the Federal Housing Commissioner (hereinafter referred to as the "Secretary") pursuant to Section 221(d)(4) and Section 244 of the National Housing Act, as amended, and the Regulations promulgated pursuant thereto; and

WHEREAS, Debtor and Secured Party entered into a certain Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD (hereinafter referred to as the "Regulatory Agreement") dated December 13, 1990 and recorded December 13, 1990 in O.R. Book 6153, Page 220 of the Public Records of Hillsborough County, Florida, against the real property described in Exhibit A of this Agreement, which Regulatory Agreement is incorporated by reference into and made a part of the Mortgage; and

WHEREAS, the Mortgage Note and Mortgage provide for the payment of interest after Final Endorsement for Coinsurance at the rate of Eight and One Half Percent (8.50%) per annum (hereinafter referred to as the "Permanent Rate") over the remaining term of the Mortgage Loan; and


--------------------------------------------------------------------------------
Modification of Security Agreement: Highland Oaks
Page 1

WHEREAS, the current outstanding balance of amounts due under the Mortgage Note is $13,037,676.07 (hereinafter referred to as the "Outstanding Principal Balance"); and

WHEREAS, the remaining term of Mortgage Loan under the Mortgage Note and Mortgage is 446 months (hereinafter referred to as the "Remaining Term"); and

WHEREAS, the parties hereto have agreed to amend the terms of the Mortgage Note pursuant to the terms of that certain Modification to Mortgage Note (hereinafter referred to as the "Modification to Note") of even date herewith, and to amend the terms of the Mortgage pursuant to the terms of that certain Modification of Mortgage (hereinafter referred to as the "Modification Agreement"), of even date herewith, Debtor and Secured Party have agreed to modify the terms of the Mortgage Note and the Mortgage effective as of February 1, 1995 (i) to reduce the Permanent Rate of interest therein provided from Eight and One Half per centum (8.50%) per annum to Seven and Seven Eighths per centum (7.875%) per annum, (ii) to revise the amount of principal and interest payable monthly by Debtor to Secured Party under the Mortgage Note as a result of such reduction in interest rate and to reamortize in full the Outstanding Principal Balance of the Mortgage Loan over the Remaining Term thereof, and (iii) to amend the Mortgage Note and the Mortgage in certain other respects as therein described; and

WHEREAS, the Regulatory Agreement is concurrently herewith being amended by a certain Amendment to Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD (the "Amendment to Regulatory Agreement") of even date herewith by and between the Debtor and the Secured Party which Amendment to Regulatory Agreement is to be incorporated by reference into the Mortgage pursuant to the Modification Agreement and is to be recorded with the Public Records of Hillsborough County, Florida concurrently with the Modification Agreement. For purposes hereof, the Regulatory Agreement, as amended by the Amendment to Regulatory Agreement, shall hereinafter be referred to collectively as the "HUD Regulatory Agreement".

WHEREAS, the Debtor and the Secured Party have agreed to execute this Agreement to amend the Security Agreement (i) to reference the revisions to the Mortgage Note and Mortgage contained, respectively, in the Modification to Note and Modification Agreement, (ii) to reference the Regulatory Agreement as amended by the Amendment to Regulatory Agreement, (iii) to revise the Security Agreement in certain other respects and (iv) to reaffirm the Debtor's obligations under the Security Agreement, as amended, as hereinafter described.

NOW, THEREFORE, for and in consideration of the premises, the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties for themselves and for their respective successors and assigns, do hereby agree that the terms of the Security Agreement to which this Agreement is appended is hereby amended as follows:

1. The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not otherwise defined in this Agreement shall have the same meanings ascribed thereto in the Security Agreement.

2. From and after the date hereof, all references in the Security Agreement to the "Note", "Mortgage" and "Regulatory Agreement" shall be construed, respectively, as referring to the Mortgage Note, as amended by the Modification to Note, and the Mortgage, as amended by the Modification Agreement, and the HUD Regulatory Agreement.

3. Nothing herein contained shall in any way impair the rights and remedies available to the Secured Party under the Security Agreement, or the security interest of the Secured Party in and to the Collateral described in the Security Agreement or alter, waive, annul vary or affect any provision, covenant or condition of the Security Agreement, except as specifically modified and amended herein, nor affect or impair any rights, powers of remedies of the Secured Party under any other document of agreement entered into by the parties hereto with respect to the Mortgage Loan, nor create a novation of new agreement by and between the parties thereto, it being the intent of the parties to this Agreement that all of the terms, covenants, conditions and agreements of the Security Agreement are expressly approved, ratified and confirmed, shall continue and remain in full force and effect except as modified hereby and that the lien of the Secured Party in and to the Collateral and the priority thereof shall be unchanged.

4. Notwithstanding anything herein contained, if any one of more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity or unenforceability shall not


--------------------------------------------------------------------------------
Modification of Security Agreement: Highland Oaks
Page 2
     affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid, of unenforceable provision had never been contained herein.

5. The Security Agreement, as amended by this Agreement, may not be further modified except by an instrument in writing executed by each of the parties hereto.

6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

7. This Agreement may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one Agreement.

IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be executed as of the day and year first above written.


                                   Debtor:

/s/ Patricia Anderson              H.O. Associates, Ltd.
----------------------------
Patricia Anderson
----------------------------       By:  /s/ Robert M. Schiffman
Print Name                              ----------------------------------
                                        Robert M. Schiffman, General Partner


/s/ Douglas Flair
----------------------------
Douglas Flair
----------------------------
Print Name


/s/ Patricia Anderson
----------------------------
Patricia Anderson                  By:  /s/ Edwin B. Branch
----------------------------            ----------------------------------
Print Name                              Edwin B. Branch, General Partner


/s/ Douglas Flair
----------------------------
Douglas Flair
----------------------------
Print Name

                                   Secured Party:

ATTEST:                            Related Mortgage Corporation


/s/ Robert B. Joselow              By:  /s/ Bruce H. Brown
---------------------------             ----------------------------
Robert B. Joselow                       Bruce H. Brown, Vice President



--------------------------------------------------------------------------------
Modification of Security Agreement: Highland Oaks
Page 3

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                         FEDERAL HOUSING ADMINISTRATION

                              PROJECT NO. 067-36672

                            Highland Oaks Apartments




Parcel 22B, HUNTER'S GREEN, as per map or plat thereof as recorded in Plat Book 69, Page 5, of the Public Records of Hillsborough County, Florida.